UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
The Securities Exchange Act of 1934

Filed by the Registrant [  ]

Filed by a Party Other than the Registrant [X]

Check the Appropriate Box:

[  ] Preliminary Proxy Statement
[  ] Confidential, for Use of the Commission Only (as permitted by
Rule 14a-6(e)(2))
[  ] Definitive Proxy Statement
[X] Definitive Additional Materials
[  ] Soliciting Material under § 240.14a–12

WHITESTONE REIT
(Name of registrant as specified in its charter)

EREZ REIT OPPORTUNITIES LP
EREZ ASSET MANAGEMENT, LLC
BRUCE SCHANZER
CATHERINE CLARK
(Name of person(s) filing proxy statement, if other than the registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.
[  ]    Fee paid previously with preliminary materials.
[  ]    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Erez REIT Opportunities LP, together with the other participants named herein (collectively, “Erez”), on Friday, April 4, 2024, filed with the Securities and Exchange Commission a definitive proxy statement and an accompanying proxy card to be used to solicit votes for the election of its slate of trustee nominees at the upcoming 2024 annual meeting of shareholders of Whitestone REIT, a Maryland real estate investment trust.

On April 22, 2024, Erez and its affiliates issued the following Investor Presentation titled “Change is Needed at Whitestone: Erez Offers a Path to Restoring Value for Shareholders.”

Disclaimer
This material does not constitute an offer to sell or a solicitation of an offer to buy any of the securities described herein in any state to any person. In addition, the discussions and opinions in this press release and the material contained herein are for general information only, and are not intended to provide investment advice. All statements contained in this press release that are not clearly historical in nature or that necessarily depend on future events are “forward-looking statements,” which are not guarantees of future performance or results, and the words “may,” “might,” “could,” “will,” “should,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” the negative of these terms and other comparable terminology are generally intended to identify forward-looking statements. Any such forward-looking statements contained herein are based on current assumptions, estimates and expectations, but are subject to a number of known and unknown risks and significant business, economic and competitive uncertainties that may cause actual results to differ materially from expectations. Any forward-looking statements should be considered in light of those risk factors. The Participants (as defined below) caution readers not to rely on any such forward-looking statements, which speak only as of the date they are made. Certain information included in this press release is based on data obtained from sources considered to be reliable. No representation is made with respect to the accuracy or completeness of such data, and any analyses provided to assist the recipient of this press release in evaluating the matters described herein may be based on subjective assessments and assumptions and may use one among alternative methodologies that produce different results. Accordingly, any analyses should also not be viewed as factual and also should not be relied upon as an accurate prediction of future results. Any figures are unaudited estimates and subject to revision without notice. The Participants disclaim any intent or obligation to publicly update or revise any such forward-looking statements to reflect any change in expectations or future events, conditions or circumstances on which any such forward-looking statements may be based, or that may affect the likelihood that actual results may differ from those set forth in such forward-looking statements.
Certain Information Concerning the Participants
Erez REIT Opportunities LP, Erez Asset Management LLC, Bruce Schanzer and Catherine Clark (collectively, the “Participants”) are participants in the solicitation of proxies from the shareholders of the Company for the 2024 Annual Meeting of Shareholders (the “Annual Meeting”). On April 5, 2024, the Participants filed with the U.S. Securities and Exchange Commission (the “SEC”) their definitive proxy statement and accompanying BLUE Proxy Card in connection with their solicitation of proxies from the shareholders of the Company for the Annual Meeting. ALL SHAREHOLDERS OF THE COMPANY ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT, THE ACCOMPANYING BLUE PROXY CARD AND OTHER DOCUMENTS RELATED TO THE SOLICITATION OF PROXIES BY THE PARTICIPANTS, AS THEY CONTAIN IMPORTANT INFORMATION, INCLUDING ADDITIONAL INFORMATION RELATED TO THE PARTICIPANTS AND THEIR DIRECT OR INDIRECT INTERESTS IN THE COMPANY, BY SECURITY HOLDINGS OR OTHERWISE.
The definitive proxy statement and an accompanying BLUE proxy card has been furnished to some or all of the Company’s shareholders and are, along with other relevant documents, publicly available at no charge on the SEC’s website at http://www.sec.gov/. In addition, the Participants will provide copies of the definitive proxy statement without charge, when available, upon request. Requests for copies should be directed to Innisfree M&A Incorporated at the contact information above.

INVESTOR PRESENTATION

CHANGE IS NEEDED AT WHITESTONE

EREZ OFFERS A PATH TO RESTORING VALUE FOR SHAREHOLDERS

APRIL 2024

Erez
ASSET MANAGEMENT

Why We Are Seeking Board Representation

- **Whitestone owns a strong portfolio of shopping center assets in attractive markets, which should provide a foundation for long-term growth and value creation**
- **However, Whitestone has not performed well for its owners:**
  - The Company has pursued an equity recycling strategy that is value-destructive and dilutive
  - The Company is over-levered, which limits financial flexibility and impairs growth
  - Consequently, Whitestone remains sub-scale, which limits institutional investor interest and increases the Company's G&A burden
  - As a result, shareholders have suffered: Whitestone's total shareholder returns have been poor and the Company has traded at a persistent discount to its peers
- **We believe the root cause of Whitestone's persistent underperformance and undervaluation is a Board of Trustees that lacks expertise, alignment and a fiduciary mindset**
- **This year's Annual Meeting represents a critical opportunity for shareholders to vote for needed change**
- **Our candidates, Catherine Clark and Bruce Schanzer, bring highly relevant real estate, REIT capital markets and shopping center expertise, and would work constructively with the incumbent trustees to create long-term value for all shareholders**

Table of Contents

Executive Summary

Whitestone has underperformed its potential and the Board's expectations

- Prior to takeover speculation in October 2023, Whitestone had underperformed its peers and was trading well below its 2010 IPO price
- Even with takeover speculation priced in, Whitestone continues to trade at a significant discount to its shopping center peers
- Whitestone's persistent underperformance and undervaluation has known causes:
  - The Company is sub-scale
  - Growth has lagged peers
  - Operations have been inefficient and Whitestone's expense burden is high
  - Whitestone has misallocated capital, destroyed value and diluted shareholders by recycling equity
  - The Company has failed to achieve even its unambitious targets
  - Despite long-term underperformance, the management team is stagnant

The Board lacks expertise, alignment and a fiduciary mindset

- None of Whitestone's non-management trustees have the critical real estate, REIT capital markets and shopping center expertise needed to effectively oversee management
- The Board has failed to be transparent with shareholders: nearly all of Whitestone's non-management trustees had prior business relationships with the Company as advisor or lender, yet the Board failed to disclose those relationships
- The Board's track record of poor corporate governance is deeply problematic and includes the adoption of a non-shareholder approved poison pill with an unusually low threshold and a decision to reject the resignation of a majority-opposed trustee
- The Board reportedly rebuffed an interested bidder seemingly without analysis; this is consistent with a broader pattern we have observed of insularity and resistance to external input in the boardroom

Change is needed at Whitestone, and our nominees can help

- Erez's two highly qualified nominees have decades of experience in the shopping center REIT industry and real estate capital markets
- We approached Whitestone in November 2023 and requested a meeting with the Board to share our analysis and perspectives
- However, the Board has refused to meet with us to hear our input; our engagement with the trustees has been limited to perfunctory, performative interviews
- We believe change is needed at Whitestone to improve capital allocation, repair the balance sheet, improve communication and enhance corporate governance and transparency
- Our nominees intend to work constructively with the incumbent trustees to drive the necessary change
- We urge shareholders to support our two candidates at the 2024 Annual Meeting

About Whitestone REIT (NYSE: WSR)

Whitestone is an undervalued small cap ($557M[1]) shopping center REIT with properties in Arizona and Texas

- Whitestone REIT is an internally managed, community shopping center real estate investment trust that acquires, owns, operates and develops open-air, neighborhood retail centers in Arizona and Texas

- Whitestone owns a terrific portfolio of shopping center assets in attractive and growing markets:
  - **Diversified Tenant Base** – No single tenant exceeds 2.1% of revenues
  - **Located in High Growth High Income Markets** – Pro business policies and immigration continue to drive population and household income growth in Texas and Arizona generating the demand for Whitestone's properties
  - **Quality Tenants** – Shopping centers have well-performing anchor and service-oriented tenants

- Yet, despite the quality of its assets, Whitestone has significantly underperformed its peers, is trading below its 2010 IPO price[2] and its stock trades at a massive discount to its net asset value ("NAV")

Portfolio

55	Retail Centers[3]
5.0M	G.L. Sq. Ft.
1,453	Tenants
$23.35	Net Effective Annual Base Rental Revenue Per Leased Sq. Ft.



Leasable Sq. Ft. By MSA
Phoenix, AZ, 47%
San Antonio, TX, 6%
Austin, TX, 9%
Dallas-Fort Worth, TX, 17%
Houston, TX, 22%



State with WSR-Owned Property

Source(s): Company filings; Company website. Note: Portfolio data as of December 31, 2023 based on wholly owned properties, unless otherwise noted.
1. Market cap is as of April 18, 2024.
2. The IPO was priced at $12.00 per share on August 25, 2010, compared to a closing price on April 18, 2024 of $10.94.
3. Includes five parcels of land held for future development.

About Erez Asset Management (“Erez”)

OVERVIEW

- **Established** in 2022 by Bruce Schanzer, Erez Asset Management is a New York-based investment management firm focused on deep value investment opportunities in small-cap REITs
- **Top Shareholder in WSR:** Erez owns 644,900 shares, representing ~1.3% of outstanding Whitestone shares
- **Led by** an experienced team with 50+ years of collective experience
- Prior to Erez, **Bruce Schanzer** was the President, CEO and a director of Cedar Realty Trust (formerly NYSE: CDR), a shopping center REIT that owned and operated income producing retail properties with a focus on grocery-anchored shopping centers

STRATEGY & FOCUS

- Seeks to work collaboratively with management and boards of trustees to improve company performance
- Catalyzes returns to shareholders through the application of a multi-pronged approach to create value
- Creates value for its investors through rigorous analytics

Erez

Value Investing with a Catalyst

Opportunity Identification

Value Creation

Strategic Positioning

Collaborative Insights

Shareholders Should Support Erez's Nominees

Change Is Needed

- Whitestone has consistently underperformed its peers in the shopping center REIT space
- WSR is over-levered, subscale in size and currently undervalued when compared to peers
- WSR lacks a clear strategy for addressing this challenge, has allocated capital poorly, and shown no appreciation for REIT capital markets
- The Company has repeatedly issued equity at a discount to NAV, and in the same year returned this capital through dividends to investors. This recycling is value-destructive, dilutive and illogical
- The Board lacks expertise and alignment: a majority of the "independent" trustees had prior (undisclosed) business relationships with Whitestone

Erez's Nominees Can Help

+ Bruce Schanzer and Cathy Clark have significant expertise in the shopping center REIT industry and in real estate capital markets
+ Adding our candidates to the Board will bring a sense of transparency, urgency and expertise that the Board appears to lack
+ The Erez nominees will seek to prioritize balance sheet repair while minimizing dilution (and eliminating equity recycling) as well as enhance governance and transparency
+ Mr. Schanzer and Ms. Clark are dedicated to collaborating closely with Whitestone's current trustees

Table of Contents

Whitestone Has An Attractive Portfolio of Shopping Center Assets

Highlights

- Diverse asset and tenant base with minimal exposure to any single industry
- Service-oriented tenants in industries such as quick-service food, self care, services, education and entertainment
- Low tenant concentration risk as top 15 tenants are <15% of annualized based rent and no single tenant exceeds 2.1%[1]
- Shopping center assets capitalize on accelerating demand for local, service-oriented businesses in high disposable income neighborhoods
- Majority of spaces are under 10,000 sq. ft., which is in high demand due to trend of tenants moving away from malls and larger spaces

Diverse Tenant Base



Tenant By Type[2]
Restaurants & Food Service 19%
Grocery 12%
Medical & Dental 8%
General Retail 8%
Beauty 7%
Home Décor & Improvement 6%
Fitness 6%
Financial Services 5%
Apparel 5%
Education 4%
Off-Price 4%
Other 16%

Source(s): Company Investor Presentation.

1. As of December 31, 2023 based on wholly owned properties.
2. Based on leased square foot as of December 31, 2023 for wholly owned properties.

Whitestone's Assets Are in Attractive and Growing Markets

Properties are in markets with favorable fundamentals and supply / demand trends

Market	% of Sq. Ft.[1]	# of WSR Centers[1]	Favorable Market Trends[2]
Phoenix	47%	26	➢ One of just three major markets to boast record-low vacancy in retail properties exiting 2023
Houston	22%	12	➢ Vacancy declines for the third time in four years to 5.2%, near record-lows
Dallas-Fort Worth	17%	9	➢ Has led U.S. MSA's in net job growth since the onset of the COVID pandemic with the population rising more than 600,000 residents over the past five years
Austin	9%	5	➢ Ranks in the top 10 nationally for rent growth, solidifying its status as the highest-cost major market to lease space outside of California, Florida and the Northeast
San Antonio	6%	3	➢ For a fourth straight year, rent growth exceeds 3%

Source(s): Company filings.
1. Portfolio data as of December 31, 2023 based on wholly owned properties. Centers includes five parcels of land held for future development.
2. Marcus & Millichap Research Services, CoStar Group, Inc. 2024 U.S. Retail Investment Forecast.

Whitestone Has Not Delivered Value for Shareholders

5-Year Total Shareholder Return[1]

Prior to Takeover Speculation News (Oct. 26, 2023)



62.9%
11.7%
9.6%
(7.9%)
WHITESTONE REIT
FTSE NAREIT Shopping Centers Index[2]
MSCI REIT Index[3]
Russell 3000

Consistently Disappointing Stock Performance[1]

Prior to Takeover Speculation News (Oct. 26, 2023)

(1%) Total Returns During the Tenure of the Current CEO

23% Below its 2010 IPO Price

641 of the Last 700 Days Below IPO Price

Whitestone's claims of total shareholder return outperformance is driven by takeover speculation and is therefore misleading

1. Source(s): S&P Capital IQ Pro. Based on the five-year total return as of October 25, 2023, the last trading day prior to the article "Fortress Approached Whitestone REIT About a Takeover" published in Bloomberg regarding a takeover proposal.
2. FTSE NAREIT Shopping Centers Index is a market capitalization weighted index that tracks the performance of REITs primarily focused on owning and operating shopping centers in the U.S.
3. The MSCI US REIT Index is a market capitalization weighted index that measures the performance of publicly traded REITs in the U.S.

Even with Takeover Speculation Built-In, Whitestone Trades at One of the Steepest Discounts to Consensus NAV

Premium / Discount to NAV[1]



(1%)
(11%)
(13%)
(16%)
(17%)
(18%)
(19%)
(22%)
(22%)
(23%)
(30%)
(31%)
(31%)
PECO
SITC
AKR
IVT
FRT
REG
BRX
KIM
KRG
ROIC
UE
BFS
WSR

We believe this massive discount is evidence that investors are discouraged by current performance and expect continued destruction of value

Source(s): S&P Capital IQ Pro. Data as of April 18, 2024.
1. Peers represent companies WSR identified as comparable in its letter to shareholders distributed April 5, 2024.

Whitestone Has Consistently Traded at a Discount to NAV



—Whitestone Premium / (Discount) to Consenus NAVPS
Premium
Discount
20%
10%
-
(10%)
(20%)
(30%)
(40%)
(50%)
(60%)
(70%)
Current Board Oversight Period
Oct-10
Oct-11
Oct-12
Oct-13
Oct-14
Oct-15
Oct-16
Oct-17
Oct-18
Oct-19
Oct-20
Oct-21
Oct-22
Oct-23

Whitestone has traded at a (17%) average discount to consensus NAV over its history versus a (6%) average discount for its shopping center REIT peers over the same period[1]

Source(s): S&P Capital IQ Pro. Data as of April 18, 2024.

1. Peer average is market cap weighted. Peers represent companies Whitestone identified as comparable in its letter to shareholders distributed April 5, 2024.

Whitestone Trades at One of the Lowest Multiples of Adjusted Funds from Operations Among Peers

Price/2024 Consensus AFFO per Share[1]



25.0x
20.0x
15.0x
10.0x
5.0x
0.0x
Median: 16.7x
20.5x
18.6x
17.6x
17.4x
17.1x
16.8x
16.6x
15.9x
15.9x
14.6x
14.3x
14.2x
14.0x
SITC
FRT
IVT
UE
BFS
PECO
REG
ROIC
AKR
KIM
BRX
KRG
WSR

Price/2025 Consensus AFFO per Share[1]



25.0x
20.0x
15.0x
10.0x
5.0x
0.0x
Median: 15.4x
21.9x
17.4x
16.0x
15.8x
15.7x
15.6x
15.2x
14.8x
14.8x
13.8x
13.5x
13.2x
12.6x
SITC
FRT
PECO
UE
BFS
REG
IVT
AKR
ROIC
KIM
BRX
KRG
WSR

Source(s): FactSet. Data as of April 18, 2024.

1. Peers represent companies WSR identified as comparable in its letter to shareholders distributed on April 5, 2024.

...And Has Done So Consistently

Forward AFFO per Share Multiple



WSR Forward AFFOPS Multiple
Shopping Center REIT Peers Forward AFFOPS Multiple[1]
25.0x
23.0x
21.0x
19.0x
17.0x
15.0x
13.0x
11.0x
9.0x
7.0x
5.0x
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
2021
2022
2023
Shopping Center REIT Peers Median 20.4x
WSR Median 12.8x

Whitestone has traded at an average (37%) discount to the median forward AFFO per share multiple of its shopping center REIT peers throughout its history

Source(s): S&P Capital IQ Pro.
Note: Data is for the period January 31, 2011, when forward consensus AFFO per share ("AFFOPS") estimates where first available for Whitestone, through October 25, 2023, the last trading day prior to the article "Fortress Approached Whitestone REIT About a Takeover" was published in Bloomberg regarding a takeover proposal.
1. Represents peer median average multiples over the period. Peers represent companies Whitestone identified as comparable in its letter to shareholders distributed April 5, 2024.

Table of Contents

Whitestone's Underperformance Has Known Causes

1	**Whitestone Is Sub–Scale** Whitestone's portfolio and revenue are considerably smaller than other publicly-traded shopping center REITs
2	**Growth Has Been Disappointing** Whitestone's growth has lagged peers despite its presence in some of the most attractive markets
3	**Operations Have Been Inefficient** Because of its lack of scale, Whitestone's general & administrative expense burden is very high relative to peers
4	**Capital Allocation Has Been Poor** Whitestone has consistently diluted its shareholders by selling equity below NAV, sometimes just to return the capital as dividends
5	**The Company Has Failed to Achieve Its Targets** Whitestone has failed to meet its guidance or fulfill its commitments and has lost credibility with investors
6	**The Management Team Is Stagnant** Despite firing the prior CEO for cause, his former executive team remains in place, including his ex-wife who is now COO

① Whitestone Is Sub-Scale

Whitestone has the least assets and fewest number of properties among its peers



Net Real Estate Assets ($B)[1]
$15.1
$10.8
$7.8
$7.6
$6.4
$4.6
$3.6
$3.3
$2.8
$2.8
$2.2
$1.9
$1.0
Median: $4.1
KIM
REG
BRX
FRT
KRG
PECO
AKR
SITC
ROIC
UE
IVT
BFS
WSR



Number of Properties[1]
544
381
362
281
189
177
102
101
95
76
62
57
55
Median: 140
KIM
REG
BRX
PECO
AKR
KRG
FRT
SITC
ROIC
UE
IVT
BFS
WSR[2]

Source(s): FactSet.

1. Peers represent companies WSR identified as comparable in its letter to shareholders distributed April 5, 2024. Figures as of December 31, 2023.
2. Reflects wholly owned properties as of December 31, 2023.

(1) Whitestone Is Sub-Scale

Whitestone also has the least leasable square footage and lowest revenue

Gross Leasable Area (Sq. Ft. in Millions)[1,2]


89.7
64.5
56.8
32.2
28.1
26.0
19.3
17.1
10.6
10.3
9.8
5.4
5.0
Median: 22.7
KIM
BRX
REG
PECO
KRG
FRT
SITC
UE
ROIC
IVT
BFS
AKR
WSR

2023 Revenue ($M)[1,2]


$1,797
$1,279
$1,245
$1,132
$828
$614
$548
$417
$346
$328
$260
$258
$147
Median: $581
KIM
REG
BRX
FRT
KRG
PECO
SITC
UE
AKR
ROIC
IVT
BFS
WSR

Source(s): Bloomberg and FactSet.
1. As of and for the year ended December 31, 2023.
2. Peers represent companies WSR identified as comparable in its letter to shareholders distributed April 5, 2024.

① Whitestone Is Sub-Scale

Whitestone is the smallest company in its peer group

Market Value ($B)[1]


$12.0
$10.7
$8.2
$6.4
$4.5
$4.0
$2.8
$1.9
$1.7
$1.7
$1.5
$0.9
$0.5
Median: $3.4
KIM
REG
FRT
BRX
KRG
PECO
SITC
UE
AKR
IVT
ROIC
BFS
WSR

Enterprise Value ($B)[1]


$19.5
$15.8
$13.2
$11.5
$7.6
$6.4
$4.2
$4.2
$3.8
$3.2
$2.6
$2.4
$1.2
Median: $5.3
KIM
REG
FRT
BRX
KRG
PECO
AKR
SITC
UE
ROIC
BFS
IVT
WSR

Source(s): FactSet. Data as of April 18, 2024.

1. Peers represent companies WSR identified as comparable in its letter to shareholders distributed on April 5, 2024.

① This Has Led to Underinvestment by Institutional Shareholders

Institutional Ownership as a Percentage of Float[1,2]


102%
102%
100%
98%
97%
96%
96%
94%
90%
82%
64%
62%
46%
Median: 96%
ROIC
KIM
BRX
REG
UE
AKR
FRT
KRG
SITC
PECO
WSR
IVT
BFS

Number of Institutional Shareholders[1]


786
680
621
497
478
469
357
342
317
313
256
229
193
Median: 413
KIM
REG
FRT
BRX
KRG
PECO
IVT
SITC
ROIC
UE
AKR
WSR
BFS

Source(s): FactSet. Data as of April 18, 2024.

1. Peers represent companies WSR identified as comparable in its letter to shareholders distributed on April 5, 2024.
2. Note: There are various reasons why institutional ownership may exceed 100%. Such reasons can include double-counting by the data provider (e.g., including both an institution's position and that of the custodial bank or broker through which the institutions holds its shares), borrowing/lending of shares, short-selling and the timing of various ownership filings.

1 ...And Stock Volatility and Thin Trading Liquidity

Volatility Since Whitestone's IPO[1]



Median: 27%
18%
22%
22%
24%
25%
26%
27%
29%
30%
30%
30%
31%
31%
SITC
REG
BFS
BRX
FRT
IVT
ROIC
AKR
KRG
WSR
UE
KIM
PECO

90-Day Average Daily Trading Value ($M)[1]



Median: $26
$105
$75
$63
$59
$40
$30
$22
$19
$16
$15
$9
$4
$2
KIM
REG
FRT
BRX
KRG
SITC
PECO
AKR
ROIC
UE
IVT
WSR
BFS

Source(s): Bloomberg. Data as of April 18, 2024.

1. Peers represent companies WSR identified as comparable in its letter to shareholders distributed on April 5, 2024.

② Whitestone's Growth Has Trailed Peers

Whitestone is one of the worst performing shopping center REITs

FFO per Share YoY Growth %[1]



26.9%
25.5%
4.7%
4.6%
4.6%
3.6%
2.6%
2.4%
1.2%
(0.6%)
(1.7%)
(3.6%)
(14.6%)
Median 3.1%
UE
AKR
PECO
KRG
BRX
FRT
BFS
IVT
REG
KIM
SITC
ROIC
WSR

Same Store NOI YoY Growth %[1]



5.8%
4.9%
4.8%
4.8%
4.2%
4.0%
3.7%
3.2%
2.7%
2.6%
2.6%
2.0%
1.1%
Median 3.9%
AKR
IVT
KRG
BFS
PECO
BRX
ROIC
FRT
WSR
KIM
SITC
REG
UE

Source(s): Company filings; S&P Capital IQ Pro.

1. Peers represent companies WSR identified as comparable in its letter to shareholders distributed on April 5, 2024.

② Whitestone's Growth Has Trailed Peers

Whitestone has failed to scale its asset base



2019-2023 Property Count CAGR[1]
18%
10%
6%
4%
2%
2%
0%
(0%)
(1%)
(1%)
(1%)
(3%)
(4%)
Median: 1%
KRG
SITC
REG
IVT
AKR
ROIC
BFS
FRT
PECO
UE
WSR
BRX
KIM



2019-2023 Gross Leasable Area CAGR[1]
12%
6%
3%
2%
2%
2%
1%
1%
0%
0%
(2%)
(5%)
(17%)
Median: 2%
KRG
KIM
UE
FRT
REG
AKR
BFS
ROIC
PECO
WSR
BRX
SITC
IVT

Source(s): FactSet, Bloomberg and Company filings.

1. Peers represent companies WSR identified as comparable in its letter to shareholders distributed on April 5, 2024.

③ Whitestone's Operations Are Inefficient

Whitestone's G&A ratios dramatically lag its shopping center REIT peers

G&A as a % FY2023 Revenue[1]


Median: 8.3%
4.5%
6.7%
6.8%
7.2%
7.6%
7.6%
8.9%
9.1%
9.3%
9.4%
12.0%
12.2%
14.1%
FRT
ROIC
KRG
PECO
KIM
REG
UE
BFS
SITC
BRX
AKR
IVT
WSR

G&A as a % of Enterprise Value[1]


Median: 0.8%
0.4%
0.6%
0.7%
0.7%
0.7%
0.7%
0.9%
1.0%
1.0%
1.0%
1.2%
1.3%
1.8%
FRT
REG
ROIC
PECO
KIM
KRG
BFS
UE
AKR
BRX
SITC
IVT
WSR

Despite its recent (overdue) efforts to reduce G&A, Whitestone continues to destroy value because of its lack of operating leverage. We estimate excess G&A reduces Whitestone's market value by approximately $115 million.

Source(s): FactSet. Data as of April 18, 2024.

1. Peers represent companies WSR identified as comparable in its letter to shareholders distributed on April 5, 2024.

④ Whitestone's Board has Grossly Misallocated Shareholder Capital

This has driven Whitestone's chronic underperformance versus peers and in turn, earned its Discounted Valuation

The current Board of Trustees has:

A Repeatedly issued stock below NAV

B Over-levered the Company, impairing its ability to grow and gain scale

C Recycled equity by returning equity it raised at a discount to bolster dividends at the expense of long-term value

4 A Whitestone has Continuously Issued Equity at a Discount to NAV

Issuance Price Discount to NAVPS at Time of Equity Issuance[1,2]



FO Offerings Proceeds Raised
ATM Offerings Proceeds Raised
Discount to NAVPS at Issuance (%)
Current Board Oversight Period
~$80M+ in equity value destroyed by issuing $470M+ in equity at an average (17.5%) discount to NAV per share[3]
Disc. to NAVPS at Issuance
$64M
(11%)
Q2 2011
$62M
(13%)
Q3 2012
$62M
(23%)
Q4 2013
$50M
(17%)
Q2 2015
$11M
(11%)
Q2 2016
$16M
(3%)
Q3 2016
$4M
(14%)
Q4 2016
$5M
(11%)
Q1 2017
$104M
(17%)
Q2 2017
$2M
(19%)
Q2 2017
$11M
(5%)
Q4 2017
$4M
(14%)
Q2 2019
$5M
(8%)
Q3 2019
$13M
(2%)
Q4 2019
$2M
(18%)
Q1 2020
$26M
(34%)
Q2 2021
$28M
(34%)
Q3 2021
$2M
(37%)
Q4 2021

Since 2017 (under the current Board), the Company has sold nearly $200 million in equity, always at a discount to NAV, thereby diluting existing shareholders and reducing intrinsic value per share

Source(s): Company filings; S&P Capital IQ Pro.

1. Consensus Net Asset Value ("NAV") per share is based on the "Mean Consensus NAV per share" as reported by S&P Capital IQ Pro. Follow-on offerings discount to NAV per share percentage is based on WSR's issuance price compared to the Mean Consensus NAV per share. ATM offerings discount to NAV per share percentage is based on the average issuance price compared to the Mean Consensus NAV per share in the respective quarter proceeds were raised.
2. Only quarters where WSR issued equity are shown.
3. Discount to NAV per share reflects the weighted average (based upon proceeds raised) offer price discount to consensus NAVPS for all WSR's equity issuances.

4 B Whitestone is Over-levered, Which Has Limited Its Ability to Grow

Total Debt + Preferred / Gross Assets[1]


Median 38%
28%
28%
32%
33%
34%
35%
38%
39%
42%
43%
45%
48%
58%
IVT
AKR
PECO
REG
SITC
KRG
ROIC
KIM
FRT
UE
BRX
WSR
BFS

Net Debt + Preferred / LTM EBITDAre[1,2]


Median 5.8x
4.0x
4.6x
5.1x
5.2x
5.2x
5.6x
6.0x
6.1x
6.3x
6.4x
7.1x
8.0x
10.5x
SITC
IVT
KRG
PECO
REG
UE
BRX
KIM
FRT
ROIC
AKR
WSR
BFS

At these levels Whitestone is one of the highest levered amongst shopping center REITs, with little flexibility to be opportunistic or grow

Source(s): Company filings; S&P Capital IQ Pro.
1. Peers represent companies WSR identified as comparable in its letter to shareholders distributed April 5, 2024.
2. EBITDAre is calculated in-line with the NAREIT definition of EBITDAre or equivalent where available.

Whitestone's Board has Pursued a Costly Equity Recycling Strategy to Bolster Returns

4 C

Instead of using the equity it raised to de-lever or scale the business, Whitestone has returned a substantial amount of equity in the form of "return of capital" dividends

1. Since Whitestone's IPO, **39% of the Company's dividend distributions representing $129 million** have not been from profits or capital gains, but rather a **return of capital;** this is significantly higher than the **REIT long-term average of 14%**
2. **Since 2017** (when both Mr. Taylor and Ms. Berry joined the Board), the **Company has sold nearly $100 million of equity** in "at the market" equity offerings **at a discount to NAV, which is dilutive and destroys shareholder value**
3. Over this same period, Whitestone has returned more than **$69 million of the $100 million it raised through its "at the market" equity raises**
4. This capital could have been used to scale up or de-leverage the business

Dividend Distribution Allocation Since Whitestone's IPO



Ordinary Income / Long-term Gain
Return of Capital
14%
86%
1
39%
61%
~$129 million in dividend distributions have been a return of capital
REIT Long-term Average[1]
Whitestone[3]

Whitestone ATM Proceeds Raised vs. Return of Capital Distributions Since 2017[2]



2
$99M
($69M)
3
$30M
4
ATM Proceeds Raised
Return of Capital Distributions
Illustrative Remaining Proceeds to Scale Up or Delever the Business

Source(s): Company filings; S&P Capital IQ Pro.

1. Source(s): Nareit; Exchange Data International. Represents the market cap weighted average of all listed REITs from 2010 to 2022.
2. Illustrative and based on Erez estimates on publicly available data.
3. For the fiscal year ended 2010 through the fiscal year ended 2023. Represents the simple average of percentages disclosed by the Company.

4 C Whitestone's Equity Recycling Strategy Mask the Negative Impact to Shareholder Value

Whitestone's costly equity recycling strategy obscures the impact to the Company's underlying value

Breakdown of Five-Year Shareholder Returns – Price Appreciation vs. Dividend Return[1]



Whitestone REIT
Whitestone's dividend, with a significant portion being a return of capital, masks its poor share price performance versus peers
(30.4%)
22.5%
(7.9%)
Price Return
Dividend Return
Total Return
FTSE NAREIT Shopping Centers Index[2]
(6.9%)
18.6%
11.7%
Price Return
Dividend Return
Total Return
MSCI US REIT Index[3]
(8.2%)
17.8%
9.6%
Price Return
Dividend Return
Total Return

Source(s): FactSet and Bloomberg

1. Underperformance comparison is based on the five-year total return as of the end of day trading on October 25, 2023 prior to the article "Fortress Approached Whitestone REIT About a Takeover" published in Bloomberg on October 26, 2023 regarding a takeover proposal. Note: Figures may not sum due to rounding.
2. FTSE NAREIT Shopping Centers Index is a market capitalization weighted index that tracks the performance of REITs primarily focused on owning and operating shopping centers in the U.S.
3. The MSCI US REIT Index is a market capitalization weighted index that measures the performance of publicly traded REITs in the U.S.

4 C Returning "Excess" Equity is Nonsensical For Whitestone

We believe there is no logical or economically justifiable reason to raise equity at a discount to NAV and then return "excess" equity in the same year

Reasons Not to Return Equity Capital	Reasons to Return Equity Capital
➢ The Company is diluting shareholders to raise equity and by doing so below NAV is destroying value, so it could put the equity to use in generating profit ➢ The Company is under-scaled and could buy assets ➢ The Company is over-leveraged and could pay down debt to create flexibility ➢ Transaction costs of raising equity are excessive	➢ Whitestone's management does not want to lower leverage, despite having the second-highest leverage among the Company's peers, and does not want to grow despite being sub-scale and inefficient ➢ Increases payout to management and Board on their equity, creating current income ➢ May give the appearance of greater profitability because of the higher nominal dividend

(5) Whitestone Has Failed to Achieve Its Long-Term Commitments

In February 2018, Whitestone unveiled its long-term plan, which it reaffirmed in Q4 2020; however, the Company has failed to achieve either of its two key performance targets

Whitestone REIT Q4 2020 Investor Presentation



CAPITAL MANAGEMENT & STRONG PERFORMANCE

LONG-TERM GOALS

Reducing Leverage and G&

LOWERING DEBT LEVERAGE

4Q15	4Q17	Feb 2018	Year End 2020		2023
8.95x	8.5x	Long Term Plan Announced	9.2x (1)	...	6x – 7x

5-Year Goal

Debt/EBITDA Ratio

- Increasing cash flows from lease up of vacant spaces and rate increases
- Selectively disposing of "highly levered" properties
- Financing future acquisitions with a lower debt component

SCALING G&A

4Q15	4Q17	Feb 2018	Year End 2020		2023
20%	18.8%	Long Term Plan Announced	16.9% (1)	...	8% – 10%

5-Year Goal

G&A/Revenue

- Reducing general and administrative expenses
- Increasing revenue through lease up of vacant spaces and rental rate increases
- Growing our asset base

29 WHITESTONE REIT INVESTOR PRESENTATION FOURTH QUAR

2023
6x – 7x

2023
8% – 10%

Debt / EBITDA


~1.3x miss
at midpoint
6x - 7x
7.8x
5-Year Goal in April 2023
FY 2023

G&A Expenses as a Percentage of Revenue


~500 bps miss
at midpoint
8% - 10%
14.1%
5-Year Goal in April 2023
FY 2023

Source(s): Whitestone REIT Q4 2020 Investor Presentation; SEC filings.

5 The Board Set Unambitious Performance Targets for 2023

For three of the four financial metrics in its annual incentive plan, the Board set targets – and even "stretch" goals – that were materially below the Company's actual results in 2022

FFO per Share



Annual Incentive Plan Goals
$1.03
$1.03
$0.99
$0.97
2022 Actual Performance
2023 "Exceptional" Performance
2023 "Stretch" Performance
2023 Target Performance

Same Store NOI Growth



Annual Incentive Plan Goals
7.9%
5.5%
4.5%
3.5%
2022 Actual Performance
2023 "Exceptional" Performance
2023 "Stretch" Performance
2023 Target Performance

G&A Expenses as a Percentage of Revenue



Annual Incentive Plan Goals
12.30%
12.50%
13.00%
13.50%
2022 Actual Performance
2023 "Exceptional" Performance
2023 "Stretch" Performance
2023 Target Performance

Net Debt/Pro Forma EBITDAre



Annual Incentive Plan Goals
7.8x
6.3x
6.6x
6.8x
2022 Actual Performance
2023 "Exceptional" Performance
2023 "Stretch" Performance
2023 Target Performance

Source(s): Whitestone REIT Definitive Proxy Statement, filed with the SEC on April 4, 2024.

(5) ...Which Whitestone Still Missed

Despite these easy targets, management missed all four financial targets in the Company's Annual Incentive Plan in 2023

FFO per Share

Annual Incentive Plan Goals



$1.03
$0.99
$0.97
$0.88
2023 "Exceptional" Performance
2023 "Stretch" Performance
2023 Target Performance
2023 Actual Performance

Same Store NOI Growth

Annual Incentive Plan Goals



5.5%
4.5%
3.5%
2.7%
2023 "Exceptional" Performance
2023 "Stretch" Performance
2023 Target Performance
2023 Actual Performance

G&A Expenses as a Percentage of Revenue

Annual Incentive Plan Goals



12.50%
13.00%
13.50%
14.05%
2023 "Exceptional" Performance
2023 "Stretch" Performance
2023 Target Performance
2023 Actual Performance

Net Debt/Pro Forma EBITDAre

Annual Incentive Plan Goals



6.3x
6.6x
6.8x
7.6x
2023 "Exceptional" Performance
2023 "Stretch" Performance
2023 Target Performance
2023 Actual Performance

Source(s): Whitestone REIT Definitive Proxy Statement, filed with the SEC on April 4, 2024.

5 Whitestone Even Missed Its Lowered 2023 Guidance

Whitestone missed its FFO guidance for 2023, despite setting a target that was lower than the result for 2022 and then cutting that lower guidance in August

Whitestone REIT Funds from Operations per Share


$1.03
Lowered target vs. 2023
$0.95 - $0.99
Cut guidance
$0.90 - $0.94
$0.90 - $0.94
Missed reduced target
$0.88
2022 Actual Result
Initial 2023 Guidance (February 2023)
Revised 2023 Guidance (August 2023)
Affirmed 2023 Guidance (November 2023)
2023 Actual Result

Source(s): Whitestone REIT earnings press releases for the quarters ended December 31, 2022; June 30, 2023; September 30, 2023; and December 31, 2023.

6 Whitestone's Claim of "New Leadership" to Address Underperformance is Misleading

Former Leadership	"New" Leadership (Current Executive Team)



James Mastandrea
- ➢ Former Whitestone CEO



David Holeman
- ➢ Former Whitestone CFO

John Dee
- ➢ Former Whitestone COO



Scott Hogan
- ➢ Former Whitestone Controller



Christine Mastandrea
- ➢ Former Whitestone Executive Vice President of Corporate Strategy



David Holeman
- ➢ Current Whitestone CEO

Prior to being named CEO, Holeman had been the Company's CFO since its 2010 IPO, essentially at the center of every material decision the Company made



Scott Hogan
- ➢ Current Whitestone CFO



Christine Mastandrea
- ➢ Current Whitestone COO

Ex-wife of fired CEO

Source(s): Company filings and website.

Table of Contents

Whitestone's Board Lacks Expertise, Alignment and a Fiduciary Mindset

1

Expertise

The non-management trustees appear to lack critical real estate, REIT capital markets and shopping center industry experience and are therefore ill-suited to provide effective oversight of management

2

Alignment

Most of the trustees own very little stock and are not truly independent given their business ties to Whitestone

3

Fiduciary Mindset

The Board has failed to be transparent with shareholders, disregarded shareholder feedback, maintains poor governance practices and has responded disingenuously to our suggestions

① Whitestone's Board Lacks Critical Skills

Despite the Company's claims, we do not believe the non-management trustees have any meaningful REIT, real estate or shopping center expertise which, in our view, limits their ability to provide effective oversight



	Non-Management Trustees					*Our Nominees*	
	Nandita Berry	Julia Buthman	Amy Feng	Jeffrey Jones	David Taylor	Bruce Schanzer	Catherine Clark
Real Estate		✓	"✓"	"✓"		✓	✓
REIT Capital Markets		✓	"✓"	"✓"		✓	✓
Shopping Center Industry						✓	✓
Retail Industry		✓	✓			✓	✓
Capital Allocation		✓		✓		✓	✓
Other Board Experience						✓	

① The Board Has Seemingly Overstated Its Trustees' Qualifications

The Company has presented its trustees as having significant real estate, finance and other expertise, but we question whether there was any reasonable basis for some of those determinations

Board Skills Matrix as Disclosed in Whitestone's Proxy Statement[1]

	Berry	Buthman	Feng	Holeman	Jones	Taylor	Total
Knowledge / Skills / Experience							
Strategic planning and leadership	✔	✔	✔	✔	✔	✔	6
REIT / real estate		✔	✔	✔	✔		4
Financial expertise / literacy	✔	✔	✔	✔	✔	✔	6
Retail industry			✔	✔			2
Risk management		✔		✔	✔	✔	4
Human capital management	✔	✔	✔	✔	✔	✔	6
Legal	✔					✔	2
Corporate governance		✔	✔	✔		✔	4
Environmental, social & governance		✔	✔	✔		✔	4
Cybersecurity			✔	✔			2
Government, regulatory & public policy	✔					✔	2
Demographics							
Race / Ethnicity							
Asian or Indian	✔		✔				2
White or Caucasian		✔		✔	✔	✔	4
Gender							
Female	✔	✔	✔				3
Male				✔	✔	✔	3
Other attributes							
Independence	✔	✔	✔		✔	✔	5
Tenure (years)	6	1	2	2	4	7	3.7 (average)

WSR's Claim: Ms. Feng has real estate experience

FACT: Ms. Feng has **never worked at a REIT or real estate company of any kind**

WSR's Claim: Mr. Jones has real estate experience

FACT: Mr. Jones is **a restructuring investment banker** whose experience is largely **in the energy sector in Texas;**[3] his real estate experience, if any, is not readily apparent

WSR's Claim: Ms. Berry has finance experience (presumably due to her service on the Audit Committee of a university)

FACT: Ms. Berry is **a former technology attorney and politician;**[1] it is unclear to us whether she has any meaningful financial expertise

WSR's Claim: Ms. Feng has cybersecurity experience (presumably gained through her role as Head of IR at an e-commerce platform)

FACT: Ms. Feng is a **career sell-side analyst and public and investor relations professional;**[1] we question whether she has any real technical expertise in this area

1. Source(s): Whitestone REIT Definitive Proxy Statement, filed with the SEC on April 4, 2024.
2. Source(s): Blackhill Partners Press Release, November 11, 2015 ("Blackhill Partners' managing director Jeff Jones is leading the engagement [with Black Elk Energy Offshore Operations, LLC]. Jones has more than 25 years' experience as a restructuring advisor and investment banker, with particular expertise in energy restructuring and special situations mergers and acquisitions.").

② Most Trustees Lack Alignment with Shareholders

Whitestone's non-management trustees own very little of the Company's stock



Whitestone REIT Shares Owned[1]
644,900
5.4x
36,129
3,093
17,466
27,279
34,536
118,503
Nandita Berry
Julia Buthman
Amy Feng
Jeffrey Jones
David Taylor
All Non-Management Trustees
Erez Asset Management

1. Source(s): Whitestone REIT and Erez Asset Management Definitive Proxy Statements, filed with the SEC on April 4, 2024 and April 5, 2024, respectively.

② The Board Is Riddled with Undisclosed Business Relationships

Nearly all of Whitestone's non-management trustees had a prior business relationship with the Company as an advisor or lender; to date, the Company has failed to disclose the full extent and nature of those relationships



David Taylor
Trustee since 2017
Mr. Taylor and Locke Lord served as counsel to Whitestone's Special Committee in 2018
Locke Lord
Ms. Berry worked with Mr. Taylor at Locke Lord's Houston office
Nandita Berry
Trustee since 2017
Locke Lord continued to perform work for Whitestone after Mr. Taylor joined the Board
Ms. Feng worked as a professional advisor to the Company for years before becoming a trustee
Amy Feng
Trustee since 2022
JOELE FRANK
WHITESTONE REIT
Ms. Buthman worked at one of Whitestone's lead lenders before becoming a trustee
Prudential Private Capital
Julia Buthman
Trustee since 2023

③ The Board Lacks a Fiduciary Mindset

A	The Board failed to disclose a civil complaint alleging fraud against a trustee; that trustee is now in jail
B	The Board failed to disclose prior business relationships between Whitestone and its trustees (as well as fees paid to them)
C	The Board adopted a very unusual 5% poison pill
D	The Board rejected the resignation of a trustee who received less-than-majority support from shareholders
E	The Board maintains single-trigger change-in-control provisions
F	The Board has "proxy put" provisions in debt agreements and equity plans
G	The Board summarily rejected a takeover offer
H	The Board's interaction with us has been performative and it has been cynically mischaracterizing our limited interactions

③ Ⓐ We Believe Whitestone's Disclosure of a Former Trustee's Resignation Was Inadequate

We believe Whitestone may have known or had reason to know of the complaint against former trustee Najeeb Khan that seemingly led to his resignation from the Board in July 2019 (and later imprisonment) but did not disclose that complaint or the extent or Mr. Khan's legal issues to shareholders

A Complaint Against Mr. Khan Was Filed in July 2019

Case: 1:19-cv-01566-SL Doc #: 1 Filed: 07/09/19 1 of 8. PageID #: 1

Filed: 07/09/19

UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF OHIO
EASTERN DIVISION

KEYBANK NATIONAL ASSOCIATION
127 Public Square
Cleveland, OH 44114

Plaintiff,

vs.

INTERLOGIC OUTSOURCING, INC.
1710 Leer Drive
Elkhart, IN 46514-5446

and

NAJEEB KHAN, an individual,

Defendants.

Please also serve Interlogic Outsourcing, Inc.'s registered agent:

Corporation Service Company
50 West Broad Street
Columbus, Ohio 43215

CASE NO.

VERIFIED COMPLAINT FOR TEMPORARY RESTRAINING ORDER, PRELIMINARY INJUNCTION, PERMANENT INJUNCTION AND DAMAGES

"This is an action... arising out of the ***willful breaches and fraudulent conduct of defendants*** *in depositing with KeyBank checks drawn on account with insufficient funds..."*[1]

Whitestone's Disclosure of the Reasons for Mr. Khan's Resignation Was Limited

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 9, 2019, Najeeb A. Khan, a Class II member of the Board of Trustees (the "Board") of Whitestone REIT (the "Company") whose current term was set to expire at the Company's 2020 annual meeting of shareholders, resigned as a member of the Board and from the Nominating and Corporate Governance Committee thereof, effective immediately. Mr. Khan resigned for personal reasons and had no disagreement with the Company. As a consequence of Mr. Khan's departure, the Board will be decreasing the size of the Board from seven to six members and decreasing the number of Class II trustees from two to one.

- Mr. Khan resigned from Whitestone's Board on the same day the KeyBank complaint was filed
- The 8-K disclosing Mr. Khan's resignation stated only that he resigned "for personal reasons and had no disagreement with the Company"[2]

The Gravity of Mr. Khan's Fraudulent Scheme Later Became Apparent

AP

"A businessman who orchestrated a $180 million check-kiting scheme and used the proceeds to live a lavish lifestyle and amass one of the world's most revered classic car collections has been **sentenced to more than eight years in prison.**

Najeeb Khan, 70, of Edwardsburg, Michigan, told a federal judge Thursday that he was "blinded by greed" to carry out the scheme and buy **more than 250 cars, as well as airplanes, boats and a helicopter.**

Authorities have said Khan carried out the fraud from 2011-2019 while growing his payroll processing business in Elkhart, Indiana... **He siphoned off about $73 million for himself."**[3]

How did the Board identify this Indiana-based payroll company owner as a Board member in the first place? How much vetting did the trustees do?

1. Source(s): *KeyBank National Association v. Interlogic Outsourcing, Inc.* Case Number. 1:19-cv-01566.
2. Source(s): Whitestone REIT Form 8-K, filed with the SEC on July 9, 2019.
3. Source(s): "Businessman sentenced in $180 million bank fraud that paid for lavish lifestyle, classic cars," *Associated Press*, November 3, 2023.

3 B The Board Failed to Disclose Potential Conflicts of Interest Part I: David Taylor

David Taylor is Chair of Locke Lord; Locke Lord served as legal counsel to Whitestone prior to Mr. Taylor's appointment to the Board; the Company has not been direct in disclosing this relationship, the fees generated or other potential conflicts of interest

- David Taylor joined the Board in March 2017, just months after serving as counsel to the Special Committee of the Board in connection with the formation of Pillarstone, [1,2] an affiliate in which Whitestone's former CEO James Mastandrea had an outsized economic interest
  - The Pillarstone deal Mr. Taylor negotiated has led to expensive and distracting litigation that is still occupying the Company and putting significant value at risk[3]
- The year after joining the Board and Compensation Committee, Mr. Taylor approved a substantial (50%) increase in the former CEO's base salary and doubled the grant date fair value of the CEO's equity award[4]
- The Company never disclosed Mr. Taylor's role as counsel for the Special Committee or the fees he generated for his law firm
- Mr. Taylor's law firm, Locke Lord, continued to perform work for Whitestone after Mr. Taylor joined the Board[5] and yet the Company has never disclosed the fees
- We believe these are serious, material omissions that violate both Whitestone's own Code of Business Conduct and Ethics[6]

This relationship has never been disclosed to shareholders

A Prior Relationship Existed Between Whitestone and Locke Lord[2]

CONTRIBUTION AGREEMENT

BY AND AMONG

WHITESTONE REIT OPERATING PARTNERSHIP, L.P.

AS CONTRIBUTOR

AND

PILLARSTONE CAPITAL REIT OPERATING PARTNERSHIP LP

AS COMPANY

AND

PILLARSTONE CAPITAL REIT

AS REIT

DECEMBER 8, 2016

With a copy to:
Locke Lord LLP
600 Travis Street, Suite 2800
Houston, TX 77002
Attention: David F. Taylor and Michelle A. Earley
Telephone: 713-226-1496
Facsimile: 713-223-3717
Email: DTaylor@lockelord.com and MEarley@lockelord.com
If to the Buyer:

c/o Whitestone REIT
2600 South Gessner, Suite 500
Houston, TX 77063
Telephone: 713-435-2227
Facsimile: 713-465-8847
Attention: David K. Holeman
E-mail: dholeman@whitestonereit.com

The Relationship Continued Even *After* Mr. Taylor Joined the Board[4]

AGREEMENT OF PURCHASE AND SALE

between

PHASE II BOULEVARD PLACE, LP, a Texas limited

as SELLER,

and

WHITESTONE REIT OPERATING PARTNERSHIP, L.P., a Delaware limited partnership

Locke Lord LLP
600 Travis Suite 2800
Houston, Texas 77002
Attn: Scott Hunsaker
Email: shunsaker@lockelord.com

SECOND AMENDMENT TO AGREEMENT OF PURCHASE AND SALE

This Second Amendment to Agreement of Purchase and Sale ("Amendment") is made and entered into as of May 19, 2017 (the "Effective Date"), by and between Phase II Boulevard ...ce, LP, a Texas limited partnership ("Seller"), and Whitestone REIT Operating Partnership, ...P., a Delaware limited partnership ("Buyer").

1. See Whitestone press release announcing Mr. Taylor's appointment, March 17, 2017 (Mr. Mastandrea is quoted as saying "Mr. Taylor's overall business acumen and strong corporate legal experience will be a valuable asset").
2. See, e.g., Contribution Agreement and OP Unit Purchase Agreement between Pillarstone Capital REIT Operating Partnership LP and Whitestone REIT Operating Partnership LP, dated December 8, 2016, filed with Whitestone 8-K, December 9, 2016.
3. Notably, the litigation concerned the contract itself and the meaning of its terms. With Mr. Taylor serving on the Board, the Company was in an awkward position, at a minimum, to question the lawyering that went into drafting the agreement whose terms were alleged to be ambiguous. See Whitestone REIT Operating Partnership v. Pillarstone Capital REIT, Delaware Chancery Court, C.A. No. 2022-0607-LWW, Memorandum Opinion, January 25, 2024.
4. Source(s): Whitestone REIT 2019 Definitive Proxy Statement, filed with the SEC on April 4, 2019.
5. See, e.g., Agreement of Purchase and Sale between Phase II Boulevard Place LP and Whitestone REIT Operating Partnership LP, dated March 21, 2017, filed with Whitestone 10-Q, August 4, 2017.
6. The policy provides that reports filed with the SEC shall "contain information that is full, fair, accurate, timely and understandable" and that trustees shall ensure the "ethical handling of actual or apparent conflicts of interest."

3 B Other Locke Lord Partners Joined Boards with Proper Disclosure

Whitestone's Disclosure of Relationship with Locke Lord

NOTHING

"Prompt and full disclosure is always the correct first step towards identifying and resolving any potential conflict of interest."

- Whitestone REIT Code of Business Conduct and Ethics

Adams Resources Disclosure of Relationship with Locke Lord

Item 5.02. Departure of Directors or Principal Officers; Elections of Directors; Appointment of Principal Officers

On March 16, 2015, the Board of Directors of Adams Resources & Energy, Inc., appointed Michelle A. Earley (43) and Murray E. Brasseux (66) to the Board effective March 17, 2015. In addition, the Board of Directors appointed Sharon C. Davis (55), Treasurer and Chief Accounting Officer of the Company, to the additional positions of Executive Vice President and Chief Operating Officer. Also, current Director, Townes G. Pressler, will assume the additional duties of Vice Chairman of the Board of Directors. In connection with these appointments, Adams Resources & Energy, Inc. issued a press release dated March 16, 2015. A copy of the announcement is included as Exhibit 99.1 to this report and is incorporated herein by reference.

As Directors, Ms. Earley and Mr. Brasseux will receive quarterly non-employee director compensation of $15,000. In their capacity as directors, they will also be indemnified by the Company pursuant to an indemnification agreement between such persons and the Company.

Historically, the law firm of Locke Lord LLP, of which Ms. Earley is a partner, has performed legal service for the Company. Fees paid to Locke Lord LLP for 2014 totaled $280,000.

"Historically, ***the law firm of Locke Lord LLP, of which Ms. Earley is a partner, has performed legal service for the Company***. Fees paid to Locke Lord LLP for 2014 totaled $280,000."[1]

Sterling Bancshares Disclosure of Relationship with Locke Lord

Director Independence

"***The Board also specifically considered the relationship between the Company and [Locke Lord]***, of which Mr. Bruce LaBoon is a senior partner. [Locke Lord] is a law firm that has ***provided legal services to the Company*** for many years."[2]

1. Source(s): Adams Resources & Energy Form 8-K, filed with the SEC on March 17, 2015.
2. Source(s): Sterling Bancshares Definitive Proxy Statement, filed with the SEC on March 7, 2008.

3 B The Board Failed to Disclose Potential Conflicts of Interest Part II: Amy Feng

Whitestone has failed to disclose the fact that trustee Amy Feng served as an advisor to the Company prior to her appointment to the Board

- Amy Feng joined the Board in July 2022
- Prior to joining the Board, she served as an advisor to the Company for years,[1] serving as a public relations and activism defense strategist
- The company has never disclosed the fees paid to Ms. Feng or her former firm, or even the fact that she worked as a professional advisor to the Company for years before becoming a trustee[2]

This relationship has never been disclosed to shareholders

Ms. Feng Worked with the Company Prior to Being a Trustee[1]



WHITESTONE REIT ANNOUNCES PRELIMINARY RESULTS OF 2018 ANNUAL MEETING OF SHAREHOLDERS
Media Contact:
Joele Frank, Wilkinson Brimmer Katcher
Andrew Siegel / Amy Feng / Dan Moore
(212) 355-4449
Source: Whitestone REIT
Pillarstone Capital REIT Completes Acquisition of 14 Real Estate Assets
Will Pursue New Value-Enhancing Real Estate Investment Opportunities
Contact Data
Contact
Pillarstone Investor Relations
ir@pillarstone-capital.com
Joele Frank, Wilkinson Brimmer Katcher
Media Contact:
Joele Frank, Wilkinson Brimmer Katcher
Andrew Siegel
(212) 355-4449
Amy Feng

1. See, e.g., company press releases listing Ms. Feng as the communications contact entitled "Pillarstone Capital REIT Completes Acquisition of 14 Real Estate Assets," December 8, 2016, and "Whitestone REIT Announces Preliminary Results of 2018 Annual Meeting of Shareholders," May 17, 2018.
2. See Whitestone 8-K appointing Ms. Feng to the Board and to its Audit Committee, effective July 27, 2022, filed August 1, 2022.

The Board Failed to Disclose Potential Conflicts of Interest Part III: Julia Buthman

3 B

Julia Buthman served as a financing provider and vendor to the Company prior to her appointment to the Board; the Company has again been remiss in its disclosures

- Julia Buthman joined the Board in May 2023
- Prior to her appointment, Ms. Buthman was the Managing Director of Prudential Private Capital
  - She was responsible for the Whitestone relationship when Prudential provided debt financing for Whitestone's operating partnership[1]
- While we hope that debt was executed on market terms, Ms. Buthman undoubtedly had a commercial relationship with Whitestone's current CEO (who at the time was the CFO) when she was a financing provider and vendor to the Company
- Notably, Prudential's loan document has a "proxy put" provision that forces Whitestone to prepay the loan in full in the event of a change in control of a majority of the Whitestone Board, which acts as a deterrent to shareholder-led change and now benefits Ms. Buthman as a trustee by helping the incumbent Board remain in place

This relationship has never been disclosed to shareholders

WHITESTONE REIT OPERATING PARTNERSHIP, L.P.

$50,000,000 5.09% Series A Senior Notes due March 22, 2029
$50,000,000 5.17% Series B Senior Notes due March 22, 2029

Trustees and Senior Officers of Whitestone REIT

Trustees:

James C. Mastandrea (Chairman)
Paul T. Lambert
Donald F. Keating
Nandita V. Berry
Najeeb A. Khan
Jack L. Mahaffey
David F. Taylor
Daniel G. DeVos (Trustee Emeritus)

Senior Officers:

James C. Mastandrea (Chairman and Chief Executive Officer)
John J. Dee (Chief Operating Officer)
David K. Holeman (Chief Financial Officer)
Christine C. J. Mastandrea (Executive Vice President, Corporate Strategy)

This Agreement is hereby accepted and agreed to as of the date hereof.

PHYSICIANS MUTUAL INSURANCE COMPANY

By: Prudential Private Placement Investors, L.P. (as Investment Advisor)

By: Prudential Private Placement Investors, Inc. (as its General Partner)

By: /s/ Julia Buthman
Vice President

PRUDENTIAL ANNUITIES LIFE ASSURANCE CORPORATION

By: PGIM, Inc., as investment manager

By: /s/ Julia Buthman
Vice President

PRUDENTIAL ARIZONA REINSURANCE UNIVERSAL COMPANY

By: PGIM, Inc., as investment manager

By: /s/ Julia Buthman
Vice President

PRUDENTIAL TERM REINSURANCE COMPANY

By: PGIM, Inc., as investment manager

By: /s/ Julia Buthman
Vice President

1. See, e.g., Note Purchase and Guarantee Agreement between The Prudential Insurance Company of America and Whitestone REIT Operating Partnership LP, dated March 22, 2019, filed with Whitestone 8-K, March 28, 2019.

3 C The Board Adopted a Very Unusual 5% Poison Pill

The Whitestone Board adopted a shareholder rights plan ("poison pill") with just a 5% threshold, and declined to put the pill up for a vote

- In May 2020, Whitestone's Board approved the adoption of a poison pill with an unusually low 5% triggering threshold for active shareholders
    - The pill also contained a "slow-hand" feature that limited the ability of future trustees to remove the pill
    - The Board did not put the pill up for a shareholder vote
- The pill was originally set to expire in May 2021, but in April 2021, the Board extended the expiration date to May 2022, seemingly without explanation

Triggering Threshold for Non-NOL Poison Pills Adopted by U.S. REITs[1]



12%
88%
5% or Less
More than 5%

"[Whitestone's] pill has a 5 percent trigger; or 20 percent "with respect to certain passive institutional investors." It does not include a qualifying offer clause. Moreover, the pill contains a "slow-hand" feature that prevents the pill from being redeemed for 180 days unless a majority of the board is composed of "continuing trustees." Such features are uncommon and are unjustifiable from a governance standpoint."

\- ISS Proxy Research Report, 2021

1. Source(s): FactSet.

③ Ⓓ The Board Rejected the Resignation of a Rejected Trustee

At the 2021 annual meeting, Trustee Jack Mahaffey received 45% support, but his resignation was rejected

- Trustee Jack Mahaffey – Chair of the Nominating and Corporate Governance Committee –failed to receive majority support at the Company's 2021 Annual Meeting
- In accordance with the Company's Corporate Governance Guidelines, Mr. Mahaffey tendered his resignation
  - However, the Board rejected Mr. Mahaffey's resignation (despite the fact that he was already 89 years old and had served on the Board for 21 years)
  - Mr. Mahaffey continued to serve on the Board until the 2022 Annual Meeting

Whitestone REIT 2021 Annual Meeting Vote[1]



All REITs: 94%
50%
72%
73%
45%
73%
Nandita Berry
Jeffrey Jones
Jack Mahaffey
James Mastandrea

> *"Withhold votes were issued with respect to Mahaffey's reelection, in his capacity as a member of the governance committee, for an ongoing material governance failure… The receipt of WITHHOLD votes from a majority of votes cast sends a clear message of dissatisfaction from shareholders."*
>
> \- ISS Proxy Research Report, 2022

1. Source(s): FactSet and Diligent.

3 E Whitestone Maintains Single-Trigger Change-in-Control Provisions

Shareholders, analysts, proxy advisors and other observers have criticized Whitestone's change in control provisions; the Board has seemingly refused to heed their input

- Unlike the vast majority of public companies,[1] Whitestone maintains single-trigger vesting of equity awards for its NEOs[2]
  - In other words, Whitestone's equity plans do *not* require a qualifying termination following a change in control to trigger accelerated vesting of equity awards for NEOs
  - The current value of these change-in-control payments is nearly $9 million[2]
- The Company's change in control provisions have been questioned by shareholders, analysts and proxy advisory firms[3]

Whitestone 2024 Definitive Proxy Statement

Change in Control without Termination

Change in Control without Termination

Link | Download

Name	Salary ($)	AIP ($)	Continuation of Benefits ($)	Value of Unvested Restricted Stock Unit Awards (1) ($)	Total ($)
David K. Holeman	—	—	—	3,727,852	3,727,852
Christine J. Mastandrea	—	—	—	2,293,695	2,293,695
J. Scott Hogan	—	—	—	1,443,202	1,443,202
Peter A. Tropoli	—	—	—	836,888	836,888
Soklin "Michelle" Siv	—	—	—	694,324	694,324

ISS Proxy Research Report, 2023

Analysis

Single-trigger equity vesting acceleration. Equity award arrangements provide for automatic accelerated vesting upon a change-in-control. Such single-trigger vesting may result in an economic windfall to the executive without an accompanying termination of employment.

> *"I'm just curious why the Board decided to keep this level of change in control provisions… [a]nd how that is the best thing for shareholders."*[4]
>
> \- Ki Bin Kim, SunTrust Robinson Humphrey

1. Note: Per Meridian Compensation Partners' 2023 Study of Executive Change-in-Control Arrangements, just 9% of companies vest time-based equity awards upon a single trigger (and 13% for performance-based awards).
2. Source(s): Whitestone REIT Definitive Proxy Statement, filed with the SEC on April 4, 2024.
3. See KBS Strategic Opportunity REIT Letter to Whitestone REIT; May 10, 2018; Whitestone REIT Q1 2018 Earnings Call, May 7, 2018; and ISS Proxy Research Reports for the 2021 Annual Meeting.
4. Source(s): Whitestone REIT Q1 2018 Earnings Call, May 7, 2018.

...Made Worse Because "Change-in-Control" Includes Shareholder-Driven Board Change

3 F

Whitestone's single-trigger is triggered when shareholders elect to replace a majority of the trustees

- Whitestone's equity plans state that a "change in control" is triggered if a majority of the Board is replaced (i.e., a "proxy put")[1]
- In a previous election contest in 2018, the Board seemingly refused to waive this provision to provide assurance that the election of a dissident nominee would not provide an economic windfall to management
- A broad definition of change-in-control, especially when coupled with a single trigger, entrenches the current Board and strongly encourages shareholders from exercising their nomination and voting rights



"'Change in Control' shall mean... during any period of two... consecutive years, individuals who at the beginning of any such period constitute the Board ***cease for any reason to constitute at least a majority thereof***..."[1]

1. Source(s): Whitestone REIT 2018 Long-Term Equity Incentive Ownership Plan, May 12, 2017.

The Board Seemingly Rejected a Takeover Proposal Without Analysis

3 G

The Board may have prematurely rebuffed interest from a credible third party interested in acquiring the Company

- In October 2023, Bloomberg reported that Fortress Investment Group had approached Whitestone about a possible acquisition of the Company
  - The stock reacted positively to the news, increasing 7% on the day the article was published and continuing to rise to as high as $13 per share[1]
- The Bloomberg article indicated that Fortress was quickly rebuffed; we find it troubling that the Board seemingly did not engage meaningfully with Fortress, despite its interest
- Faced with genuine interest from a respected financial institution, the Board had a duty to objectively and carefully consider such interest and weigh a sale against the Company's standalone prospects
- We are concerned that the trustees summarily rejected an offer from a highly credible counter-party

Bloomberg News Story

10/26/2023 16:25:17 [BN] Bloomberg News

Fortress Said to Approach Whitestone REIT About a Takeover (2)

By Gillian Tan

(Bloomberg) -- Fortress Investment Group has approached retail landlord Whitestone REIT about a takeover, according to people with knowledge of the matter.

Whitestone, which had a market capitalization of $459 million at the close of trading Wednesday, rebuffed the alternative-asset manager, said one of the people, all of whom asked not to be identified discussing confidential information. Terms of the Fortress offer couldn't immediately be learned.

A Whitestone representative declined to comment. Gordon Runte, a spokesman for Fortress, which has about $45 billion of assets under management, declined to comment.

Whitestone shares surged as much as 11% after Bloomberg News reported Fortress's approach. The stock closed up 7.4% to $9.96, its biggest increase since February 2022.

... trust, led by Chief Executive Officer David Holeman, operates open-air ... nois. Whitestone owned 56 properties with 5 million square feet of gross ...

... recent years. In August, retail landlord Kimco Realty Corp. agreed to buy ... ing centers, in an all-stock deal valued at about $2 billion including the ...

... that Whitestone expects a Delaware court to issue a decision before the ... poison pill filed by Pillarstone Capital REIT. Pillarstone, the general partner ... he filing "solely to frustrate our contractual rights to redeem and monetize ...

... ties filings that it owned a roughly 1.4% stake in Whitestone as of June 30.

(Updates with Whitestone declining to comment in third paragraph, shares in fourth.)

To contact the reporter on this story:
Gillian Tan in New York at gtan129@bloomberg.net

To contact the editors responsible for this story:
Liana Baker at lbaker75@bloomberg.net
Daniel Taub

> *"Fortress Investment Group has approached retail landlord Whitestone REIT about a takeover… **Whitestone… rebuffed the alternative-asset manager…**"[2]*

1. Source(s): FactSet.
2. Source(s): Gillian Tan, "Fortress Said to Approach Whitestone REIT About a Takeover," *Bloomberg*, October 26, 2023.

3 H Whitestone Has Not Engaged with Us in Good Faith

We have sought meaningful, substantive engagement with Whitestone's Board, but have been limited to a single brief meeting with management and some perfunctory interviews

2023

November 6
Erez sent Whitestone a letter offering our perspectives on how to unlock shareholder value

December 6
Mr. Schanzer spoke with the CEO and Director of Investor Relations to share some ideas around Whitestone and requested to meet with the Board

December 13
Whitestone rejected Mr. Schanzer's request to meet with the Board via press release and published our November 6 letter and the Company's December 13 response

December 21
Erez nominated Bruce Schanzer, Michael Winters and Catherine Clark to the Board

2024

February 1 and 5
Members of Whitestone's Board interviewed Erez's nominees

February 7 and 22
An advisor to Erez attempted to start a dialogue with Whitestone's banker; the banker responded that Whitestone had "nothing to discuss" with Erez

March 7
Whitestone's Board rejected Mr. Schanzer and Ms. Clark

Whitestone had engaged with us substantively on just one occasion — through its CEO and Director of Investor Relations — before rejecting our request to engage directly with the Board of Trustees and cynically and publicly mischaracterizing our intentions

We believe the Board's interviews with our candidates were merely performative; by the time the interviews took place, the Board had already rejected — in writing — our proposal to refresh the Board

③ Ⓗ We Believe the Board's Interactions with Us Have Been Performative

Whitestone's trustees had seemingly made up their minds about Erez and our candidates after minimal, perfunctory engagement

- Erez introduced itself as a new shareholder on November 6, 2023, and soon after requested a meeting to discuss strategy
  - It took a full month for the Company to arrange a brief screening phone call with the CEO and Head of IR
- At the meeting in December 2023, Erez expressed a desire to meet with the full Board of Trustees
- However, within a week, the Board sent a letter to Erez rejecting its request for a meeting and seemingly slamming the door on further engagement
  - Moreover, the Company took the unusual step of releasing its response – along with Erez's private letter – publicly while cynically mischaracterizing our limited interactions
  - In our view, this was an abnormally inflammatory and defensive response to a benign request from a large shareholder to speak with the Board and share ideas and perspectives
- While the Board later agreed to interview our candidates, we believe that these interviews were merely performative
  - In our view, Whitestone's Board was opposed to Erez's input from the outset and was merely interviewing our candidates to "set a record"
- We have had no further contact with the Board since these interviews despite our subsequent outreach; the Board still appears unwilling to engage with us substantively

Exhibit 99.2

WHITESTONE REIT
Creating Communities in our Properties™

December 13, 2023

Bruce Schanzer
Chairman, Erez Asset Management, LLC

Dear Mr. Schanzer,

This letter is written in response to your proposal dated November 6, 2023, and the follow-up virtual meeting you had with Whitestone management on December 6, 2023. Our management team has shared the proposal with us and fully briefed us on the details of your discussion with them. We understand Erez owns shares of Whitestone and that you intend to nominate four Board members (two of which you have identified: yourself and a former employee of Cedar Realty Trust, "Cedar"). The Board of Trustees continuously evaluates all avenues to maximize value for our shareholders and is always committed to advance their best interests.

After carefully reading your letter dated November 6, 2023, and reviewing the discussion with management on December 6, 2023, we understand that you view "a sale of assets or of the company outright" as the only way to drive value at the Company. However, the proposal consists of replicating the strategy employed at Cedar, without giving much consideration to how our portfolio, capital structure and business strategy might differ from that of Cedar. Furthermore, you do not seem to account for how current market conditions (including interest rates, valuation levels, transaction activity and debt financing) stand in contrast to those under which the Cedar transaction occurred. Finally, you ignore the strong total shareholder returns we have generated recently. Since the beginning of 2022, Whitestone has delivered +26% total shareholder return, far outpacing the average total shareholder return of negative (7%) for other shopping center REITs (1). This underscores the progress the Company has made since early 2022 under its new management team by staying focused on executing its business strategy.

Your primary argument to justify your demand for four Board seats and the immediate actions outlined in your letter is that small cap REITs, such as Whitestone and Cedar, are forever precluded from achieving attractive results, driving shareholder value or bridging the gap to NAV. We strongly disagree as our business strategy has already achieved significant value creation for our shareholders and represents a clearer route to successfully maximize shareholder value. Once again, we think that our shareholder returns under our new CEO and executive team since early 2022 speak for themselves.

With respect to your threat to nominate four Board members for election at our 2024 annual meeting: given the size of our current Board (six Trustees), your proposed four candidates would constitute a change in the majority of the Board. This is particularly concerning since your only stated objective is to embark on an immediate sale or liquidation of the Company, and you seem otherwise unable to articulate other means to drive shareholder value and unable to explain how any of your proposed Board nominees would add value to our Board and our shareholders.

As a Board focused on the best interests of its shareholders, we take our fiduciary duties seriously and we have been proactive in both Board refreshment and in expanding the diversity and skillset of our Board. We have established procedures to consider any Board nominations, but we obviously cannot do so for unidentified nominees. While decisions on Board composition ultimately rest with our shareholders, we reject a proposal for majority Board change with the sole purpose of immediately effecting a sale or liquidation of Whitestone without regard for maximizing long-term value for shareholders.

(1) Includes simple average of the total returns from January 1, 2022 to December 11, 2023 for the following shopping center REITs: AKR, BRX, FRT, IVT, KIM, KRG, PECO, REG, ROIC, SITC and UE.

> *"While decisions on Board composition ultimately rest with our shareholders, **we reject [your] proposal**..."[1]*

1. Source(s): Whitestone REIT Letter to Erez Asset Management, December 13, 2023.

Table of Contents

Whitestone Can Correct Its Course, and Our Nominees Can Help

1	Focus on cost of capital and NAV in making more disciplined capital allocation decisions based on rigorous financial analysis
2	Clean up the balance sheet by making debt reduction a top priority instead of buying assets and pursuing redevelopment projects
3	Communicate more reliably with the street and ensure a more robust earnings guidance process to restore credibility with investors and a higher equity value more in line with NAV
4	Improve corporate governance by eliminating single-trigger vesting and proxy puts, enhancing disclosure of conflicts and backgrounds, and aligning compensation with performance

Closing the Valuation Discount Can Deliver Value to Shareholders

Given the track record of value destruction, Whitestone continues to trade at a discount to our estimated NAV

Unaffected Stock Price vs. NAVPS[1]

*Whitestone's **stock, unaffected** by any acquisition rumors, traded at a **massive (47%) discount to our NAVPS** mid-point estimate*



$17.65
(47%)
$9.27
Unaffected Stock Price
Disc. to Est. NAVPS
Est. NAVPS (midpoint)

Current Stock Price vs. NAVPS[2]

*Whitestone **currently trades at a (38%) discount** to our mid-point estimated NAVPS*



$17.65
(38%)
$10.94
Current Stock Price
Disc. to Est. NAVPS
Est. NAVPS (midpoint)

Closing the gap to true net asset value would provide meaningful upside to Whitestone shareholders

Source(s): Erez Asset Management; Company filings; S&P Capital IQ Pro.

1. Unaffected stock price reflects price as of the end of day trading on October 25, 2023, prior to the announced acquisition approach by Fortress Investment Group to WSR management.
2. Stock price reflects price as of the end of day trading on April 18, 2024.

Erez's Nominees Can Assist Whitestone

Our Nominees Are Well Qualified	And Have the Experience to Oversee the Complex Strategic and Capital Allocation Decisions Whitestone Faces

Expertise

- Bruce and Cathy have decades of experience in managing and capitalizing shopping center REITs

Alignment

- Erez owns over $7 million of stock
- Neither Bruce nor Cathy have past or ongoing business or social relationships with Whitestone or its trustees

Shareholder Mindset

- If elected, Bruce and Cathy will view every decision through the lens of shareholder interests and value, including disclosures, governance and capital allocation



Bruce Schanzer

- Cedar Realty Trust CEO for 11 years
- During his tenure, Cedar went from a relative laggard to a relative outperformer compared to the Nareit Shopping Center Index
- 10+ years in REIT investment banking



Cathy Clark

- Over 20+ years of experience in buying and selling shopping centers, valuing and capitalizing properties, and managing REITs
- From 1997 to June 2019, Ms. Clark was an Executive Officer of RPT Realty, a publicly-traded shopping center REIT, where she oversaw $6.0+ billion in transactions

Mr. Schanzer Has Relevant and Differentiated Expertise



Bruce Schanzer

Chairman and CIO of Erez

- **Chairman and Chief Investment Officer of Erez Asset Management LLC,** a fund manager focused on investment opportunities in small market cap REITs (2022 - Present)
- **President, CEO and a Director of Cedar Realty Trust (formerly NYSE: CDR)**, a real estate investment trust that invested primarily in shopping centers (2011 – 2022)
- **Managing Director in the real estate investment banking group at Goldman Sachs & Co** with a focus on M&A, restructuring and activism defense (2007 – 2011)
- **Vice President in the real estate investment banking group at Merrill Lynch** (2001 – 2007)
- **Real Estate Attorney** in the state of New York (1993 – 1999)

cdr CEDAR REALTY TRUST | Erez | Goldman Sachs | MERRILL A BANK OF AMERICA COMPANY

Relevant Expertise

Mr. Schanzer would be a valuable addition to the Board of the Trustees because of his substantial expertise and experience in commercial real estate, publicly-traded REIT capital markets, REIT corporate governance, significant REIT strategic advisory and M&A experience, and his experience as an executive officer and a director of a publicly-traded shopping center REIT

- During his 11-year tenure at Cedar he oversaw a dramatic repositioning whereby it went from an underperformer to an outperformer
- The sale of Cedar is particularly noteworthy, as it was executed through a creative and unprecedented dual-track process **resulting in an ~70% return to shareholders**


~70% Return
$16.96
$29.00
Jul-2019
(Beg. of Strategic Process)
Aug-2022
(Sale)

Source(s): S&P Capital IQ; Erez Asset Management.
Note: Cedar's underperformance and outperformance are measured by total shareholder return relative to the FTSE NAREIT Shopping Center Index from Cedar's IPO in October 2003 until the introduction of the repositioning plan for the company on the Q3 2011 earnings conference call and from then until the sale of the company in August 2022.

Ms. Clark has Relevant and Differentiated Expertise



Cathy Clark

CIO of Bedrock Detroit

- **Chief Investment Officer of Bedrock Management Services** LLC, a full-service commercial real estate firm specializing in the strategic development of urban cores (2020 - Present)
- **Managing Partner of CCR Partners LLC**, a real estate advisory and consulting firm that she co-founded (2020 - Present)
- **Executive Officer of RPT Realty**, a publicly-traded shopping center REIT and successor to Ramco-Gershenson Properties Trust, where she served as Executive Vice President (1997 - 2019)
- Member of the Advisory Board of the Marshall Bennett Institute of Real Estate, Roosevelt University, Chicago, IL (2019 - 2021)

BEDROCK CCR Partners RPT

Relevant Expertise

Ms. Clark would be a valuable addition to the Board of the Trustees because of her substantial expertise and experience in commercial real estate including underwriting, purchasing and selling many billions of dollars of shopping centers over her approximately 30-year career, publicly-traded REITs, and her experience as an executive officer of a publicly-traded REIT.

- **$8+ billion in real estate transactions completed**
- At RPT, she was directly responsible for developing and executing the Company's investment strategy as it relates to capital allocation, sourcing/identifying retail and mixed-use opportunities, analyzing/underwriting, contract negotiation, conducting due diligence, securing debt/equity, closing core acquisitions and non-core dispositions
- **During her 22-year tenure at RPT and under Cathy's leadership, RPT completed in excess of $6.0 billion in transactions**

Source(s): Erez Asset Management.

Incumbent Trustees We Oppose Should Be Replaced



Nandita Berry
Former Senior Counsel, Locke Lord LLP

- No real estate experience
- No operating company experience
- Allowed former CEO Jim Mastandrea to remain in place while underperforming for five years
- Not a meaningful owner of Whitestone shares
- As Chair of Nominating and Corporate Governance Committee, recruited two prior business partners to the Board, rather than conducting a thorough search for the best talent
- Failed to insist on Whitestone's disclosure of its relationships with Ms. Buthman and Ms. Feng
- Allowed dilution and recycling of equity dollars



David Taylor
Chair, Locke Lord LLP

- No real estate experience
- No operating company experience
- Allowed former CEO Jim Mastandrea to remain in place while underperforming for five years
- Not a meaningful owner of Whitestone shares
- Failed to insist on disclosure of his prior business dealing with Whitestone
- Allowed dilution and recycling of equity dollars

Table of Contents

Conclusion

Change Is Needed at Whitestone

- Whitestone's persistent underperformance and deep valuation discount do not appropriately reflect the value or potential of its underlying assets
- Whitestone's Board has failed to address the root causes of this underperformance, and instead has allocated capital poorly, allowed the Company to remain sub-scale and inefficient, over-levered the Company, and pursued an expensive, dilutive and unsustainable strategy of repeatedly raising capital at a discount to NAV while also returning that capital as dividends
- The Board lacks real estate expertise and shareholder alignment, and has a problematic track record of poor governance decisions and a lack of transparency, which have eroded shareholder trust

Erez's Nominees Can Help

- Erez's two highly qualified board nominees have decades of experience in the shopping center REIT industry and real estate capital markets and a strong track record of value creation
- Our nominees are free of the conflicts and prior business relationships that plague the current Whitestone Board
- Upon election, Erez's nominees intend to improve the Company's capital allocation decision process, prioritize balance sheet repair while minimizing dilution, and enhance governance and transparency

We urge you to vote the BLUE proxy card FOR the election of Erez's nominees Bruce Schanzer and Cathy Clark

Vote the BLUE Card for Bruce Schanzer and Cathy Clark

You can do so online or by returning the enclosed BLUE proxy card

We encourage you to vote for change - improved capital allocation, balance sheet management, transparency, and governance – by voting:

"FOR" Bruce Schanzer and Cathy Clark

and "WITHHOLD" from David Taylor and Nandita Berry

For more information or assistance with voting your shares, please contact:

Innisfree®

Innisfree M&A Incorporated
501 Madison Avenue, 19th floor
New York, NY 10022

Banks and Brokers, Please Call: (212) 750-5833
Shareholders and All Others Call Toll-Free: (877) 456-3422
E-mail: info@innisfreema.com

Table of Contents

Nominee Biographies

Nominee



Catherine Clark

Age 65

Chief Investment Officer
Bedrock Management Services

Current and Past Affiliations

BEDROCK

CCR Partners
CAPITAL, CREDIT & RISK

RPT

Experience

- Ms. Clark is the Chief Investment Officer of Bedrock Management Services LLC, a full-service commercial real estate firm based in downtown Detroit specializing in the strategic development of urban cores
- Ms. Clark also serves as Managing Partner of CCR Partners LLC, a real estate advisory and consulting firm that she co-founded in January 2020. At CCR, Ms. Clark provided a broad range of commercial real estate solutions, focusing on best practices, efficiency and returns, including strategic advisory services for owners, buyers, sellers and borrowers
- From 1997 to June 2019, Ms. Clark was an executive officer of RPT Realty, a publicly-traded shopping center REIT and successor to Ramco-Gershenson Properties Trust, where she served from 2015 to June 2019 as Executive Vice President and where she was responsible for developing and executing RPT's investment and capital allocation strategy as it related to sourcing and identifying investment opportunities, contract negotiation, conducting due diligence, securing financing and closing core acquisitions and non-core dispositions
- Ms. Clark obtained a bachelor's degree in Business Administration from Walsh College of Accountancy and Business Administration in 1981 with a concentration in finance
- She is a licensed real estate broker in the State of Michigan and served in a leadership capacity on both National and Local ULI Product Councils

Nominee Biographies (Continued)

Nominee	Current and Past Affiliations	Experience
 **Bruce Schanzer** *Age 55* Chief Investment Officer Erez Asset Management	Erez CDR Cedar Realty Trust Goldman Sachs Merrill, A Bank of America Company	• Mr. Schanzer is Chairman and Chief Investment Officer of Erez Asset Management, a fund manager focused on investment opportunities in small market cap REITs • Prior to forming Erez Asset Management in August 2022, Mr. Schanzer was President, CEO and a director of Cedar Realty Trust (NYSE: CDR), a real estate investment trust focused on the ownership, operation and redevelopment of shopping centers in the Washington, D.C. to Boston corridor, from June 2011 to August 2022 • Before joining Cedar in 2011, he was a managing director in the real estate investment banking group at Goldman Sachs & Co and prior thereto a vice president at Merrill Lynch • Before working on Wall Street, Mr. Schanzer worked as a real estate attorney in New York • He received an M.B.A. in finance and accounting from the University of Chicago (now known as the Booth School of Business); a J.D. from Benjamin N. Cardozo School of Law, where he served as a member of the Law Review; and a B.A. from Yeshiva College, where he is currently a member of the board of trustees of Sym Schools of Business • Mr. Schanzer previously served as a member of the board of governors of the National Association of Real Estate Investment Trusts.

Disclosure Statement and Disclaimer

Erez Asset Management LP (the "Investment Manager") and Erez REIT Opportunities, LP, the private investment fund described herein (the "Partnership") are newly established entities and have no operating histories and do not have any track record. Any references to target returns, investment opportunities, strategies or allocations or any references herein to prior specific investments made by affiliates of the Investment Manager and the Partnership are only guidelines and are not intended to supersede the terms contained in the relevant offering documents and do not reflect any performance of the Partnership or any other pooled vehicle. Past performance of any such affiliated investments do not guarantee any future results of the Partnership. Performance targets for the Partnership or any of its investments contained herein are not guaranteed to materialize in the future. We make no warranty or representation, whether express or implied, for the accuracy, completeness or usefulness of any information disclosed.

The material contained herein does not constitute an offer to sell or any offer to buy any security or investment product. The Partnership will not be registered under the Investment Company Act of 1940, as amended, and the interests therein will not be registered under the Securities Act of 1933, as amended, or in any state or foreign securities laws.

Interests in the Partnership will be offered and sold only to investors that are "accredited investors" and "qualified purchasers" as such terms are defined under federal securities laws. By accepting this document and/ or attachments, you agree that you or the entity that you represent meet all investor qualifications in the jurisdiction(s) where you are subject to the statutory regulations related to the investment in the Partnership, as described herein. The Investment Manager assumes that by acceptance of this document that the recipient understands the risks involved – including the loss of some or all of any investment by the recipient or the entity that he/ she represents.

An investment in the Partnership may not be suitable for all investors. This document is subject to revision at any time and neither the Partnership nor the Investment Manager are obligated to inform you of any changes made. No statement herein supersedes any statement to the contrary in the Partnership's confidential offering documents. The information contained herein does not constitute an offer to sell or the solicitation of an offer to purchase any security or investment product. Any such offer or solicitation may only be made by means of delivery of the approved offering documents and only in those jurisdictions where permitted by law. Prospective investors should inform themselves and take appropriate advice as to any applicable legal requirements and any applicable taxation and exchange control regulations in the countries of their citizenship, residence or domicile which might be relevant to the subscription, purchase, holding, exchange, redemption or disposal of any investments. The information contained herein does not take into account the particular investment objectives or financial circumstances of any specific person who may receive it. Before making an investment, prospective investors are advised to thoroughly and carefully review the offering memorandum with their financial, legal and tax advisers to determine whether an investment such as this is suitable for them.

Certain information is based on data provided by third-party Source(s) and, although believed to be reliable, it has not been independently verified and its accuracy or completeness cannot be guaranteed and should not be relied upon as such. Investment return and the principal value of an investment will fluctuate and may be quite volatile. In addition to exposure to adverse market conditions, including, without limitation, fluctuations in interest rates and the rate of inflation, investments may also be exposed to changes in regulations, change in providers of capital and other service providers. This material is for informational purposes only.

Any opinions expressed herein represent current opinions only and while the information contained herein is from Source(s) believed reliable there is no representation that it is accurate or complete and it should not be relied upon as such. Neither the Investment Manager nor the Partnership accepts any liability for loss arising from the use of this material. However, federal and state securities laws impose liabilities under certain circumstances on persons who act in good faith and nothing herein shall in any way constitute a waiver or limitation of any rights that an investor (or client) may have under federal or state securities laws. Certain information contained in this material constitutes forward-looking statements, which can be identified by the use of forward-looking terminology such as "may," "will," "should," "expect," "anticipate," "target," "project," "projections," "estimate," "intend," "continue," or "believe," or the negatives thereof or other variations thereon or comparable terminology. Such statements are not guarantees of future performance or activities. Due to various risks and uncertainties, actual events or results or the actual performance may differ materially from those reflected or contemplated in such forward-looking statements. Investors risk loss of their entire investment. Again, past performance is no guarantee of future results.